SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     April 12, 2001
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                                  TechSys, Inc.
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               (Exact Name of Registrant as Specified in Charter)




         New Jersey                    0-24542                    22-3276736
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(State or Other Jurisdiction           (Commission          (I.R.S. Employer
  Of Incorporation)                    File Number)         Identification No.)



147 Columbia Turnpike, Suite 109, Florham Park, New Jersey         07932
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(Address of Principal Executive Offices)                         (Zip Code)




Registrant's telephone number, including area code        (973) 236-1919
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                                 Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.           Other Events

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on April 30, 2001 (the "Form 8-K") to include the exhibits to the agreement and plan of merger filed with the Form 8-K as Exhibit 10.77, which were inadvertently omitted from such Exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.


         Exhibit 10.77 Agreement and Plan of Merger, dated as of April 5, 2001, by and among the Company, Newco TKSS, Inc., and Fuel Cell Companies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TECHSYS, INC.


                                                STEVEN L. TRENK
Date:    May 4, 2001                        By: ___________________________
                                                Steven L. Trenk
                                                President

                                  EXHIBIT INDEX



         Exhibit 10.77 Agreement and Plan of Merger, dated as of April 5, 2001, by and among the Company, Newco TKSS, Inc., and Fuel Cell Companies, Inc.